                                                                   Exhibit 10.45

                                                                      R.12870
                                                                      S.D.$10.00

FORM R.L.9.                      CAYMAN ISLANDS                          2733/79


                         THE REGISTERED LAND LAW, 1971

                                     SECOND
                      COLLATERAL     CHARGE                      [CAYMAN ISLANDS
                                                                 GOVERNMENT
                                                          JUN 2779  STAMP  10.00
                                                                    DUTY

                                                                    TREASURY
                                                                     STAMP]

REGISTRATION  SECTION                   BLOCK                         PARCEL

WEST BAY BEACH NORTH                     11D                             8
---------------------                   -----                         ------
I/WE, CAYMAN WATER COMPANY LIMITED, a Cayman Islands company

  Grand Cayman, Cayman Islands ("the Chargor")

I, THE REGISTRAR OF LANDS IN THE CAYMAN ISLANDS HEREBY
CERTIFY THAT THIS DOCUMENT WAS RECEIVED BY         FOR
REGISTRATION ON THIS 27 DAY OF JUNE, 1979 AND THAT STAMP DULY
      BY     /TREASURY AT C.I. $10.00 ] LAND REGISTRY       AT C.I. $10.00
    TO HAVE BEEN PAID.


                                                       /s/ [signature illegible]
                                                       -------------------------
                                                          Registrar of Lands


HEREBY CHARGE our interest in the above mentioned title by way of collateral and additional security to the Debenture ("the Debenture" to which this collateral charge is supplemental) of even date herewith between the Chargor of the first part, The Royal Bank of Canada ("the Bank") of the second part, Philip H.
Lustig of the third part and Cayman Public Utilities Ltd., of the fourth part to secure the payment to the Bank of P.O. Box 245, Grand Cayman, Cayman Islands

of the principal sum of Two Hundred Thousand Cayman Islands Dollars (CI$200,000.00) as secured by the Debenture with interest at the rate of and

payable as provided in the Debenture, subject to section 67 of the above law, unless negatived, modified or added to by the attached Deed and the debenture.


     The principal sum shall be repaid together with any interest then due, in accordance with the attached Deed and the Debenture

     And I/WE the above named Chargor hereby acknowledge that we understand the effect of section 72 of the Registered Land Law, 1971.


          Dated this first day of June 1979

                                                             [REGISTRAR OF LANDS

                                                                CAYMAN ISLANDS

                                                                    SEAL]

[REGISTERED
THIS 3RD DAY OF JULY, 1979


/s/
-------------------------
 REGISTRAR OF LANDS
   CAYMAN ISLANDS

     STAMP]

                                                      [LANDS AND SURVEY REGISTER

                                                               JUL 10 1991

                                                              CAYMAN ISLANDS

                                                                    SEAL]


                          CAYMAN WATER COMPANY LIMITED

Signed by the Chargor   Per: /s/                       - Secretary
                        ------------------------------------------------------

in the presence of:-    Per: /s/                       - Director
                        ------------------------------------------------------

[signature illegible]       THE ROYAL BANK OF CANADA

Signed by the Chargee   Per: /s/                       - Attorney for the Bank
                        ------------------------------------------------------

in the presence of:-

The Registrar of Lands is hereby requested:-


(a)  to register this Charge in favour of the Bank;

(b) to note on the register that this Charge contains an agreement by the Chargor with the Bank that the Chargor will not lease or sub-lease or agree to lease or sub-lease or accept surrenders of leases or sub-leases or transfer the property the subject of this Charge or any part thereof without the written consent of the Bank;

(c) to note on the register that this Charge gives to the Bank the right to consolidate this Charge with any other charge;

(d) to note on the register that this Charge contains an agreement by the Chargor with the Bank that it will not create or purport or attempt to create any charge or mortgage which by virtue of any law or regulation will rank pari passu with or in priority to this security or second or subsidiary to this security without the written consent of the Bank;

(e) to note on the register that this Charge is a collateral and additional security to the Debenture; and

(f) that this Charge contains an agreement by Philip H. Lustig with the Bank whereby the said Philip H. Lustig agrees that the Charge presently registered in his name in the encumbrances section of the register relating to the above mentioned title shall rank pari passu with this Charge to the intent that the Bank shall henceforth rank as pari passu First Chargee with the said Philip H. Lustig.


[Public Record Office Cayman Islands Stamp]
[Registrar of Lands Cayman Islands Stamp]